EXHIBIT 10.2

NINTH AMENDMENT TO CREDIT AGREEMENT

THIS NINTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of May 7, 2018 (“Ninth Amendment Effective Date”), to the Credit Agreement referenced below is by and among SYNNEX CORPORATION, a Delaware corporation (the “Borrower”), the Guarantors identified on the signature pages hereto, the Lenders identified on the signature pages hereto and BANK OF AMERICA, N.A., in its capacity as Administrative Agent (in such capacity, the “Administrative Agent”), an L/C Issuer and the Swing Line Lender.

W I T N E S S E T H

WHEREAS, credit facilities have been extended to the Borrower pursuant to the Credit Agreement (as amended, modified, supplemented, increased and extended from time to time, the “Credit Agreement”) dated as of November 27, 2013 by and among the Borrower, the Guarantors identified therein, the Lenders identified therein, the L/C Issuers identified therein and Bank of America, N.A., as Administrative Agent, Swing Line Lender and an L/C Issuer; and

WHEREAS, the Borrower has requested certain modifications to the Credit Agreement and the Lenders have agreed to the requested modifications on the terms and conditions set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

2.    Amendments to Credit Agreement.

(a)    The following definitions are hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order to read as follows:

“LIBOR Screen Rate” means the “LIBOR Rate” as defined and calculated pursuant to the definition of “Eurodollar Base Rate.”
“LIBOR Successor Rate” has the meaning specified in Section 3.07.
“LIBOR Successor Rate Conforming Changes” means, with respect to any proposed LIBOR Successor Rate, any conforming changes to the definition of Base Rate, Eurodollar Base Rate, Interest Period, timing and frequency of determining rates and making payments of interest and other administrative matters as may be appropriate, in the reasonable discretion of the Administrative Agent, to reflect the adoption of such LIBOR Successor Rate and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such LIBOR Successor Rate exists, in such other manner of administration as the Administrative Agent agrees with the Borrower).

“Scheduled Unavailability Date” has the meaning specified in Section 3.07.
(b)    The following definitions in Section 1.01 of the Credit Agreement are hereby amended to read as follows:

“Excluded Property” means, with respect to any Loan Party, (a) any owned or leased real property, (b) unless requested by the Administrative Agent or the Required Lenders, any IP Rights for which a perfected Lien thereon is not effected either by filing of a Uniform Commercial Code financing statement or by appropriate evidence of such Lien being filed in either the United States Copyright Office or the United States Patent and Trademark Office, (c) unless requested by the Administrative Agent or the Required Lenders, any personal property (other than personal property described in clause (b) above) for which the attachment or perfection of a Lien thereon is not governed by the Uniform Commercial Code, (d) the Equity Interests of any Foreign Subsidiary to the extent not required to be pledged to secure the Obligations pursuant to Section 7.13(a), (e) any property which, subject to the terms of Section 8.09, is subject to a Lien of the type described in Section 8.01(i) pursuant to documents which prohibit such Loan Party from granting any other Liens in such property, (f) at any time the Permitted Securitization Transaction is outstanding, any Securitization Related Property that is subject to the Permitted Securitization Transaction, (g) any lease, license, contract or other agreement of a Loan Party if the grant of a security interest in such lease, license, contract or other agreement in the manner contemplated by the Loan Documents is prohibited under the terms of such lease, license, contract or other agreement or under applicable Law or would result in default thereunder, the termination thereof or give the other parties thereto the right to terminate, accelerate or otherwise alter such Loan Party’s rights, titles and interests thereunder (including upon the giving of notice or the lapse of time or both), other than to the extent (x) such prohibition or limitation is rendered ineffective pursuant to the UCC or other applicable Law or principles of equity or (y) such prohibition or limitation or the requirement for any consent contained in such lease, license, contract or other agreement or applicable Law is eliminated or terminated to the extent sufficient to permit any such item to become Collateral or such consent has been granted or waived or the requirement for such consent has been terminated, (h) government licenses, state or local franchises, charters and authorizations and any other property and assets to the extent that the Administrative Agent may not validly possess a security interest therein under, or such security interest is restricted by, applicable Laws (including, without limitation, rules and regulations of any Governmental Authority or agency) or the pledge or creation of a security interest in which would require governmental consent, approval, license or authorization, other than to the extent such prohibition or limitation is rendered ineffective under the UCC or other applicable Law notwithstanding such prohibition (but excluding proceeds of any such governmental licenses), (i) particular assets if and for so long as, if, in each case, as determined by the Administrative Agent in its sole discretion, the cost of creating or perfecting such pledges or security interests in such assets exceeds the practical benefits to be obtained by the Lenders therefrom, (j) deposit, securities and commodities accounts having a monthly average balance of less than $100,000 individually, and less than $1,000,000 in the aggregate, (k) any intent-to-use trademark application prior to the filing of a “Statement of Use” or “Amendment to Allege Use” with respect thereto, to the extent, if any, that, and solely during the period, if any, in which the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark application under applicable federal law, (l) assets of and Equity Interests in any Person (other than a wholly-owned Subsidiary) to the extent not permitted by the terms of such

Person’s Organization Documents, (m) the Equity Interests of any Foreign Subsidiary to the extent (i) such Equity Interests are pledged as collateral to secure the Indebtedness of a Foreign Subsidiary, (ii) such Indebtedness is permitted under Section 8.03 and (iii) such Lien is a Permitted Lien, (n) any Investments maintained by the Borrower pursuant to the Borrower’s unqualified deferred compensation arrangements permitted under Section 8.02(c), (o) margin stock (within the meaning of Regulation U of the FRB), (p) deposit account number 1291841933 (the “Excluded Account”), (q) any Receivables and Related Assets subject to a Permitted Supplier Finance Program, and (r) Equity Interests in the Westcon-Datatec Entities (to the extent owned by any Loan Party). Notwithstanding the foregoing, in no event shall any asset or property of a Loan Party that is pledged by such Loan Party as collateral to secure the obligations of any Loan Party under any Priority Debt constitute “Excluded Property” unless consented to by Required Lenders.

“Receivables and Related Assets” means (i) accounts receivable (including all rights to payment created by or arising from the sales of goods, leases of goods or the rendition of services, no matter how evidenced (including in the form of chattel paper) and whether or not earned by performance) and (ii) any interest in such accounts receivable and all collateral securing such accounts receivable (including any originator accounts (as defined in the Securitization Documents)), all contracts and contract rights, purchase orders, security interests, financing statements or other documentation in respect of such accounts receivable, any guarantees, indemnities, warranties or other obligations in respect of such accounts receivable, any other assets that are customarily transferred or in respect of which security interests are customarily granted in connection with asset securitization transactions or factoring arrangements involving receivables similar to such accounts receivable and any collections or proceeds of any of the foregoing.

(c)    The definitions of “Management Fees”, “WGI”, “WGI Entities” and “WGI Facility” are hereby deleted from Section 1.01 of the Credit Agreement in their entirety.

(d)    Section 3.07 of the Credit Agreement is hereby renumbered as Section 3.08 and a new Section 3.07 is hereby added to the Credit Agreement to read as follows:
3.07    LIBOR Successor Rate. Notwithstanding anything to the contrary in this Agreement or any other Loan Documents, if the Administrative Agent determines (which determination shall be conclusive absent manifest error), or the Borrower or Required Lenders notify the Administrative Agent (with, in the case of the Required Lenders, a copy to Borrower) that the Borrower or Required Lenders (as applicable) have determined, that:
(a)    adequate and reasonable means do not exist for ascertaining LIBOR for any requested Interest Period, including, without limitation, because the LIBOR Screen Rate is not available or published on a current basis and such circumstances are unlikely to be temporary; or
(b)    the administrator of the LIBOR Screen Rate or a Governmental Authority having jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which LIBOR or the LIBOR Screen Rate shall no longer be made available, or used for determining the interest rate of loans (such specific date, the “Scheduled Unavailability Date”), or

(c)    syndicated loans currently being executed, or that include language similar to that contained in this Section 3.07, are being executed or amended (as applicable) to incorporate or adopt a new benchmark interest rate to replace LIBOR, then, reasonably promptly after such determination by the Administrative Agent or receipt by the Administrative Agent of such notice, as applicable, the Administrative Agent and the Borrower may amend this Agreement to replace LIBOR with an alternate benchmark rate (including any mathematical or other adjustments to the benchmark (if any) incorporated therein), giving due consideration to any evolving or then existing convention for similar U.S. dollar denominated syndicated credit facilities for such alternative benchmarks (any such proposed rate, a “LIBOR Successor Rate”), together with any proposed LIBOR Successor Rate Conforming Changes and any such amendment shall become effective at 5:00 p.m. on the fifth Business Day after the Administrative Agent shall have posted such proposed amendment to all Lenders and the Borrower unless, prior to such time, Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders do not accept such amendment.
If no LIBOR Successor Rate has been determined and the circumstances under clause (a) above exist or the Scheduled Unavailability Date has occurred (as applicable), the Administrative Agent will promptly so notify the Borrower and each Lender.  Thereafter, (x) the obligation of the Lenders to make or maintain Eurodollar Rate Loans shall be suspended, (to the extent of the affected Eurodollar Rate Loans or Interest Periods), and (y) the Eurodollar Rate component shall no longer be utilized in determining the Base Rate.  Upon receipt of such notice, the Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of Eurodollar Rate Loans (to the extent of the affected Eurodollar Rate Loans or Interest Periods) or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans (subject to the foregoing clause (y)) in the amount specified therein.
Notwithstanding anything else herein, any definition of LIBOR Successor Rate shall provide that if such LIBOR Successor Rate is less than zero, such rate shall be deemed to be zero for purposes of this Agreement.
(e)    The penultimate sentence in Section 7.12 of the Credit Agreement is hereby amended to read as follows:

Notwithstanding anything herein or in the other Loan Documents to the contrary, the Special Purpose Subsidiary shall not be required to be a Guarantor or grant a security interest in its property to secure any of the Obligations.

(f)    Section 8.01(ee) of the Credit Agreement is hereby amended to read as follows:

(ee)    [reserved];

(g)    Section 8.03(f) of the Credit Agreement is hereby amended to read as follows:

(f)    Indebtedness under the Permitted Securitization Transaction; provided that (i) the Attributable Indebtedness thereunder shall not exceed at any time outstanding an amount equal to $1,000,000,000 and (ii) the Permitted Securitization Transaction shall be non-recourse to the Loan Parties other than with respect to purchase or repurchase obligations for breaches of representations and warranties, performance guaranties, and indemnity obligations and other similar undertakings in each case that are customary for similar standard market accounts receivable;

(h)    Section 8.03(q) of the Credit Agreement is hereby amended to read as follows:

(q)    Indebtedness of SYNNEX Canada Limited and its Subsidiaries or WCSI in an aggregate principal amount not to exceed C$200,000,000 at any time outstanding (including, for the avoidance of doubt, Indebtedness of SYNNEX Canada Limited and its Subsidiaries or WCSI arising in connection with sales of Receivables and Related Assets contemplated by Section 8.05(f) entered into by SYNNEX Canada Limited and its Subsidiaries or WCSI; provided that that the outstanding principal amount of all Indebtedness arising in connection therewith does not exceed C$200,000,000 (or its equivalent in another currency or currencies) at any time);

(i)    Section 8.03(s) of the Credit Agreement is hereby amended to read as follows:

(s)    [reserved]; and

(j)    The last paragraph of Section 8.03 of the Credit Agreement is hereby amended to read as follows:

Notwithstanding anything to the contrary in this Section 8.03 or otherwise, the Special Purpose Subsidiary shall not contract, create, incur, assume or permit to exist any Indebtedness other than Indebtedness (x) existing from time to time under the Permitted Securitization Transaction or (y) permitted under the Securitization Documents on the Sixth Amendment Effective Date. For purposes of determining compliance with this Section 8.03, in the event that any proposed Indebtedness meets the criteria of more than one of the categories of Indebtedness permitted in clauses (a) through (t) above, the Borrower shall be permitted to divide or classify such item on the date of its incurrence, and from time to time may reclassify, in any manner that complies with this Section 8.03 at such time.

(k)    Section 8.05(f) of the Credit Agreement is hereby amended to read as follows:

(f)    with respect to SYNNEX Canada Limited and its Subsidiaries or WCSI, Dispositions of Receivables and Related Assets by way of a transaction or series of transactions permitted under Section 8.03(q) and pursuant to which such receivables are sold to a third party which is not the Borrower or any of its Subsidiaries, without recourse or with limited recourse of such third party to any of the Borrower or any of its Subsidiaries; and

(l)    Clause (f) in Section 8.08 of the Credit Agreement is hereby amended to read as follows:

(f) [reserved];

(m)    Section 8.19 of the Credit Agreement is hereby deleted in its entirety.

3.    Conditions Precedent. This Amendment shall be and become effective as of date hereof when all of the conditions set forth in this Section 3 shall have been satisfied:

(a)    Execution of Counterparts of Amendment. Receipt by the Administrative Agent of executed counterparts of this Amendment, properly executed by a Responsible Officer of the signing Loan Party (including the New Guarantor (as hereinafter defined) and by the Required Lenders.

(b)    Opinions of Counsel. Receipt by the Administrative Agent of favorable opinions of legal counsel to the New Guarantor, addressed to the Administrative Agent and each Lender, dated as of the Ninth Amendment Effective Date.

(c)    Organization Documents, Resolutions, Etc. Receipt by the Administrative Agent of the following:

(i)    certificates of Responsible Officers of the New Guarantor attaching copies of the Organization Documents of the New Guarantor certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation or organization, where applicable, and certified by a secretary or assistant secretary of the New Guarantor to be true and correct as of the Ninth Amendment Effective Date;

(ii)    such certificates of resolutions or other action, incumbency certificates (including specimen signatures) and/or other certificates of Responsible Officers of the New Guarantor as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and the other Loan Documents to which the New Guarantor is a party; and

(iii)    such documents and certifications as the Administrative Agent may require to evidence that the New Guarantor is duly organized or formed, and is validly existing, in good standing and qualified to engage in business in its state of organization or formation.

(d)    Personal Property Collateral. Receipt by the Administrative Agent of the following:

(i)    UCC financing statements for each appropriate jurisdiction as is necessary, in the Administrative Agent’s discretion, to perfect the Administrative Agent’s security interest in the Collateral of the New Guarantor;

(ii)    all certificates evidencing any certificated Equity Interests required to pledged, to the extent required by Section 7.13 of the Credit Agreement and the Security Agreement, to the Administrative Agent, together with duly executed in blank, undated stock powers attached thereto; and

(iii)    duly executed notices of grant of security interest in the form required by the Security Agreement as are necessary, in the Administrative Agent’s discretion, to perfect the Administrative Agent’s security interest in the United States registered intellectual property of the New Guarantor.

(e)    WGI Facility. Receipt by the Administrative Agent of satisfactory evidence that substantially simultaneously with the closing of this Amendment, the WGI Facility has been repaid in full and the commitments thereunder have been terminated and all Liens in connection therewith have been terminated.

(f)    Fees. Receipt by the Administrative Agent, MLPFS and the Lenders of any fees required to be paid on or before the Ninth Amendment Effective Date.

(g)    Attorney Costs. The Borrower shall have paid all fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent invoiced prior to or on the Ninth Amendment Effective Date, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrower and the Administrative Agent).

4.    Joinder of New Guarantor.

(a)    Westcon Group North America, Inc., a New York corporation (the “New Guarantor”) hereby acknowledges, agrees and confirms that, by its execution of this Amendment, the New Guarantor will be deemed to be a party to the Credit Agreement and a “Guarantor” for all purposes of the Credit Agreement, and shall have all of the obligations of a Guarantor thereunder as if it had executed the Credit Agreement. The New Guarantor hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions applicable to the Guarantors contained in the Credit Agreement. Without limiting the generality of the foregoing terms of this Section 4(a), the New Guarantor hereby jointly and severally together with the other Guarantors, guarantees to the Administrative Agent, each Lender and each other holder of the Obligations, as provided in Article IV of the Credit Agreement, as primary obligor and not as surety, the prompt payment and performance of the Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise) strictly in accordance with the terms thereof.

(b)    The New Guarantor hereby acknowledges, agrees and confirms that, by its execution of this Amendment, the New Guarantor will be deemed to be a party to the Security Agreement and an “Obligor” for all purposes of the Security Agreement, and shall have all the obligations of an Obligor thereunder as if it had executed the Security Agreement. The New Guarantor hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Security Agreement. Without limiting generality of the foregoing terms of this Section 4(b), to secure the prompt payment and performance in full when due, whether by lapse of time, acceleration, mandatory prepayment or otherwise, of the Secured Obligations (as defined in the Security Agreement), the New Guarantor hereby grants to the Administrative Agent, for the benefit of the holders of the Secured Obligations, a continuing security interest in, and a right of set off against any and all right, title and interest of the New Guarantor in and to the Collateral (as such term is defined in Section 2 of the Security Agreement) of the New Guarantor.

(c)    The New Guarantor hereby represents and warrants to the Administrative Agent that:

(i)    Set forth on Schedule 1 is a list of all real property located in the United States that is owned or leased by the New Guarantor as of the date hereof.

(ii)    Set forth on Schedule 2 is the chief executive office, U.S. tax payer identification number and organizational identification number of the New Guarantor as of the date hereof.

(iii)    The exact legal name and state of organization of the New Guarantor is as set forth on the signature pages hereto.

(iv)    Except as set forth on Schedule 3, the New Guarantor has not during the five years preceding the date hereof (i) changed its legal name, (ii) changed its state of formation, or (iii) been party to a merger, consolidation or other change in structure.

(v)    Set forth on Schedule 4 is a list of all IP Rights registered or pending registration with the United States Copyright Office or the United States Patent and Trademark Office and owned by the New Guarantor as of the date hereof.

(vi)    As of the Ninth Amendment Effective Date, the New Guarantor has no Commercial Tort Claims seeking damages in excess of $3,000,000 other than as set forth on Schedule 5.

(d)    The address of the New Guarantor for purposes of all notices and other communications is the address set forth for the Borrower on Schedule 11.02 to the Credit Agreement.

(e)    The New Guarantor hereby waives acceptance by the Administrative Agent and the Lenders of the guaranty by the New Guarantor under Article IV of the Credit Agreement.

5.    Amendment is a “Loan Document”. This Amendment is a Loan Document and all references to a “Loan Document” in the Credit Agreement and the other Loan Documents (including, without limitation, all such references in the representations and warranties in the Credit Agreement and the other Loan Documents) shall be deemed to include this Amendment.

6.    Representations and Warranties; No Default. Each Loan Party represents and warrants to the Administrative Agent and each Lender that after giving effect to this Amendment, (a) the representations and warranties of each Loan Party contained in Article VI of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and (b) no Default exists.

7.    Reaffirmation of Obligations. Each Loan Party (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Amendment and all documents, agreements and instruments executed in connection with this Amendment do not operate to reduce or discharge such Loan Party’s obligations under the Loan Documents.

8.    Reaffirmation of Security Interests. Each Loan Party (a) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting and (b) agrees that this Amendment and all documents, agreements and instruments executed in connection with this Amendment do not in any manner impair or otherwise adversely effect any of the Liens granted in or pursuant to the Loan Documents.

9.    No Other Changes. Except as modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect.

10.    Counterparts; Delivery. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of this Amendment by facsimile or other electronic imaging means shall be effective as an original.

11.    Governing Law. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Ninth Amendment to be duly executed as of the date first above written.

BORROWER:            SYNNEX CORPORATION,
a Delaware corporation

By: /s/ Simon Y. Leung
Name: Simon Y. Leung
Title: Senior Vice President, General Counsel and Corporate Secretary

GUARANTORS:        SYNNEX FINANCE HYBRID II, LLC,
a California limited liability company

By: /s/ Simon Y. Leung
Name: Simon Y. Leung
Title: Senior Vice President, General Counsel and Corporate Secretary

LASTING HOLDINGS CORPORATION,
a California corporation

By: /s/ Simon Y. Leung
Name: Simon Y. Leung
Title: Senior Vice President, General Counsel and Corporate Secretary

HYVE SOLUTIONS CORPORATION,
a California corporation

By: /s/ Simon Y. Leung
Name: Simon Y. Leung
Title: Senior Vice President, General Counsel and Corporate Secretary

HYVE SOLUTIONS US GLOBAL HOLDING CORP,
a Delaware corporation

By: /s/ Simon Y. Leung
Name: Simon Y. Leung
Title: Senior Vice President, General Counsel and Corporate Secretary

COMPUTERLAND CORPORATION,
a California corporation

By: /s/ Simon Y. Leung
Name: Simon Y. Leung
Title: Senior Vice President, General Counsel and Corporate Secretary

[Signature Pages Continue]

CONCENTRIX GLOBAL HOLDINGS, INC.,
a Delaware corporation

By:/s/ Simon Y. Leung
Name: Simon Y. Leung
Title: Director

CONCENTRIX CORPORATION,
a New York corporation

By:/s/ Simon Y. Leung
Name: Simon Y. Leung
Title: Senior Vice President, Legal

LICENSE ONLINE, INC.,
a California corporation

By: /s/ Simon Y. Leung
Name: Simon Leung
Title: Senior Vice President, General Counsel and Corporate Secretary

WG-US HOLDCO, INC.,
a Delaware corporation

By: /s/ Simon Y. Leung
Name: Simon Y. Leung
Title: Senior Vice President, General Counsel and Corporate Secretary

WESTCON GROUP, INC.,
a Delaware corporation

By: /s/ Simon Y. Leung
Name: Simon Y. Leung
Title: Senior Vice President, General Counsel and Corporate Secretary

NEW GUARANTOR:        Westcon Group North America, Inc.,
a New York corporation

By: /s/ Simon Y. Leung
Name: Simon Y. Leung
Title: Senior Vice President, General Counsel and Corporate Secretary

[Signature Pages Continue]

ADMINISTRATIVE
AGENT:            BANK OF AMERICA, N.A.,
as Administrative Agent

By: /s/ Brenda Schriner
Name: Brenda Schriner
Title: Vice President

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender, an L/C Issuer and the Swing Line Lender

By: /s/ Jeannette Lu
Name: Jeannette Lu
Title: Director

THE BANK OF NOVA SCOTIA,
as a Lender

By: /s/ Diane Emanuel
Name: Diane Emanuel
Title: Managing Director

MUFG BANK, LTD (FORMALY KNOWN AS The Bank of Tokyo Mitsubishi UFJ, Ltd.),
as a Lender

By: /s/ Matthew Antioco
Name: Matthew Antioco
Title: Director

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Rumesha Ahmed
Name: Rumesha Ahmed
Title: Vice President

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By: /s/ Masanori Yoshimura
Name: Masanori Yoshimura
Title: Director

BMO HARRIS BANK N.A.,
as a Lender

By: /s/ Michael Kus
Name: Michael Kus
Title: Managing Director

[Signature Pages Continue]

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Elizabeth Gaynor
Name: Elizabeth Gaynor
Title: Director

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By: /s/ Richard J Ameny Jr.
Name: Richard J Ameny Jr.
Title: Vice President

BANK OF THE WEST,
as a Lender

By: /s/ Roger Garduque
Name: Roger Garduque
Title: VP, CPO

COMPASS BANK,
as a Lender

By: /s/ Raj Nambiar
Name: Raji Nambiar
Title: Sr. Vice President

FIFTH THIRD BANK,
as a Lender

By: /s/ Suzanne Rode        _____
Name: Suzanne Rode
Title: Managing Director

TD BANK, N.A.,
as a Lender

By: /s/ Matt Waszmer
Name: Matt Waszmer
Title: Senior Vice President

THE TORONTO-DOMINION BANK, NEW YORK BRANCH,
as a Lender

By: /s/ Annie Dorval
Name: Annie Dorval
Title: Authorized Signatory

[Signature Pages Continue]

BRANCH BANKING AND TRUST COMPANY,
as a Lender

By: /s/ Erron Powers
Name: Erron Powers
Title: Senior Vice President

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By: /s/ Thomas A Crandell
Name: Thomas A Crandell
Title: Senior Vice President

BANK OF CHINA, LOS ANGELES BRANCH,
as a Lender

By:
Name:
Title: